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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 4, 1997 in Amendment No. 2 to the Registration Statement on Form S-1 and related Prospectus of Crescendo Pharmaceuticals Corporation for the registration of 5,800,000 shares of its Class A Common Stock.

                                                          /s/ Ernst & Young LLP

Palo Alto, California

September 4, 1997